Lincoln Level Advantage® Advisory
Individual Variable and Index-Linked Annuity Contracts
Summary Prospectus for New Investors
May 1, 2026
This summary prospectus summarizes key features of the Lincoln Level Advantage® Advisory variable and Index-Linked Annuity contract, issued by The Lincoln National Life Insurance Company (Lincoln Life or Company).
Before you invest, you should also review the prospectus for the Lincoln Level Advantage® Advisory variable and Index-Linked Annuity contract, which contains more information about the Contract’s features, benefits, and risks. You can find this prospectus and other information about the Contract online at www.lfg.com/VAprospectus. You can also obtain this information at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com.
This Contract is a complex investment and involves risks, including potential loss of principal.
The availability of Indexed Accounts, Contract benefits, or other Contract features described in this summary prospectus may vary depending on the broker-dealer through which the Contract is sold. See Appendix C – Financial Intermediary Variations in the prospectus for additional information.
YOU MAY CANCEL YOUR CONTRACT WITHIN THE FREE LOOK PERIOD WITHOUT PAYING FEES OR PENALTIES.
If you are a new investor in the Contract, you may cancel your Contract within ten days of receiving it without paying fees or penalties although any Contract Adjustments will be applied. In some states, this Upon cancellation, and depending on state requirements you will receive: 1) the greater of a full refund of the amount you paid with your application or your total Contract Value; or 2) a full refund of the amount you paid with your application, less any withdrawals. You should review the prospectus, or consult with your financial professional for additional information about the specific cancellation terms that apply.
You may invest in one or more of the available Indexed Accounts. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap below 10.00% on a Performance Cap Indexed Account, or below 15.00% on a Dual15 Plus Indexed Account. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. The amount of gain credited for each Indexed Segment at the end of an Indexed Term may be limited by the Performance Cap, Participation Rate, Performance Trigger Rate or Dual Performance Trigger Rate we declare. We guarantee a minimum declared crediting rate for each Indexed Account.
The amount of loss from negative Index performance for each Indexed Segment at the end of an Indexed Term is limited by the Protection Level or the Dual Rate for that Segment. Your Contract Value may not be impacted by any loss up to the applicable Protection Level or Dual Rate that you choose if you do not make withdrawals during the Indexed Term. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level or a 10% Dual Rate, up to 85% of your investment in an Indexed Account with a 15% Protection Level or a 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection Level. This potential of loss exists for each Indexed Term, and over the life of the Contract which could be much greater. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, in which case you could lose the entire amount of your investment.
This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash. Withdrawals could result in negative Contract Adjustments, taxes and tax penalties. Under extreme conditions a negative Contract Adjustment based on Interim Value could result in a loss of up to 100% of your Contract Value.
Our obligations under the Contract, including amounts to be paid to you from the Indexed Accounts are subject to our financial strength and claims paying ability.
The Securities and Exchange Commission has not approved or disapproved the Contract or determined if this Summary Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Special Terms
In this initial summary prospectus, the following terms have the indicated meanings:
Access Period—Under i4LIFE® Indexed Advantage, a defined period of time during which we make Periodic Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the Contract, and have a Death Benefit.
Account Value—Under i4LIFE® Indexed Advantage, the Account Value on a Valuation Date equals the total value of all the Contractowner’s Accumulation Units plus the Contractowner’s value in the Indexed Segments and the Periodic Income Payment Account, if any.
Annual Locks—An Indexed Account with Annual Locks is a multi-year account in which the performance is calculated on each Indexed Anniversary Date, but the performance is not credited to or deducted from the Indexed Segment until the End Date.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or the i4LIFE® Indexed Advantage effective date if applicable). Payments may be variable or index-linked under i4LIFE® Indexed Advantage or variable and/or fixed under other options.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Contract—The variable and index-linked annuity contract you have entered into with Lincoln Life.
Contract Adjustment—A positive or negative adjustment to the Contract based on the Interim Value of an Indexed Segment.
Contractowner (you, your, owner)—The person who can exercise the rights within the Contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of any allocations in the Subaccounts, the Indexed Segments, and the transfer account, if any.
Contract Year—Each 12-month period starting with the effective date of the Contract and starting with each contract anniversary after that.
Crediting Method—The method used in determining the Performance Rate for an Indexed Segment. There are several Crediting Methods including Performance Cap, Participation Rate, Performance Trigger Rate, Dual Performance Trigger Rate, and Dual Plus.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit upon the death of the Annuitant prior to the Annuity Commencement Date.
Dual Performance Trigger Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term. A different Dual Performance Trigger Rate may be declared for each Indexed Segment and for each Death Benefit type.
Dual Rate—The rate used, in part, to determine the Performance Rate for an Indexed Segment of a Dual Plus Indexed Account at the end of the Indexed Term.
Dual Plus—A Crediting Method that uses, in part, a Performance Cap and Dual Rate to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term.
End Date—The last day of the Indexed Term.
Fee-Based Financial Plan—A wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. Deductions made for advisory fees may impact your Contract Value, and may reduce the benefits under your Contract.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to complete the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Index—The market index of which the performance is used to base the return of an Indexed Account.
Index Value—The published closing value of an Index on a Valuation Date. If an Index Value is not published for a particular day, we will use the closing Index Value on the next Valuation Date it is published.
Indexed Account—An Investment Option that provides a return based, in part, on the performance of an Index.
Indexed Anniversary Date—The same calendar day, each calendar year, as the day you first invested in an Indexed Segment.
Indexed Crediting Base or Crediting Base—An amount used in the calculation of the performance return and the Interim Value for an Indexed Segment.
Indexed Segment or Segment—The specific Indexed Account option(s) selected by a Contractowner for allocations of Purchase Payments or transfer of Contract Value.
Indexed Term or Term—The period of time during which Contract Value is invested in a particular Indexed Segment.
Interim Value—Your Contract Value for an Indexed Segment during an Indexed Term. The Interim Value is a calculated value and is used in the event that a withdrawal, Death Benefit payment, transfer, annuitization, or surrender occurs at any time other than the Start Date or End Date of an Indexed Term.
Investment Option—The term used to include both the Subaccounts and the Indexed Accounts.
Lifetime Income Period—Under i4LIFE® Indexed Advantage, the period of time following the Access Period during which we make Periodic Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Participation Rate—The rate used to determine the Performance Rate for an Indexed Segment at the end of an Indexed Term for any positive index performance. A different Participation Rate may be declared for each Indexed Segment and for each Death Benefit type.
Performance Cap or Cap—The highest Performance Rate that can be credited to an Indexed Segment over a specified period of time. A different Cap may be declared for each Indexed Segment and for each Death Benefit type.
Performance Rate—A rate of return for an Indexed Segment based on the performance of an Index over a specified period of time, adjusted for the applicable Protection Method and subject to the Crediting Method, depending on the Indexed Account you choose.
Performance Trigger Rate— The rate used to determine the Performance Rate for an Indexed Segment at the end of the Indexed Term if the Index performance is zero or positive. A different Performance Trigger Rate may be declared for each Indexed Segment and for each Death Benefit type.
Periodic Income Payments—The amounts paid under i4LIFE® Indexed Advantage.
Periodic Income Payment Account—The account from which the Periodic Income Payments will be paid under i4LIFE® Indexed Advantage.
Protection Level—The portion of loss that the Company will absorb from any negative Index performance. If the Index per formance is negative by more than the Protection Level, there is a risk of loss of principal and any previously credited amount to the Contractowner. The Protection Level is not available on Dual Plus accounts.
Protection Method—The method used in protecting from negative Index performance at the end of an Indexed Term, including Protection Levels and Dual Rates.
Purchase Payments—Amounts paid into the Contract.
Rider Year—Under i4LIFE® Indexed Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.
Secondary Life—Under i4LIFE® Indexed Advantage, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Segment Maturity Value—The value of an Indexed Segment on the End Date after adjustment for the Performance Rate.
Start Date—The Valuation Date on which the Indexed Segment begins.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Overview of the Contract
Purpose of the Contract
The Lincoln Level Advantage® Advisory variable and Index-Linked Annuity contract is designed to accumulate Contract Value and to provide income over a certain period of time or for life, subject to certain conditions. The Contract can supplement your retirement income by providing a stream of income payments during the payout phase. The Contract also offers several Indexed Accounts which provide a rate of return based in part on the performance of an Index you select and a Death Benefit payable to your designated Beneficiaries upon the death of a Contractowner or Annuitant.
This Contract is issued as part of a Fee-Based Financial Plan which is described in more detail in the “Buying the Contract” section below.
This Contract may be appropriate if you have a long-term investment horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading. See Surrenders and Withdrawals.
Phases of the Contract
Your Contract has two phases: (1) an accumulation (savings) phase, prior to the Annuity Commencement Date; and (2) a payout (income) phase, after the Annuity Commencement Date.
Accumulation (Savings) Phase. To help you accumulate assets during the accumulation phase, you can invest your payments and earnings in:
●
The Subaccounts available under the Contract, each of which has an underlying mutual fund with its own investment objective, strategies, and risks; investment adviser(s); expense ratio; and performance history. The available Subaccounts are listed in Appendix A – Investment Options Available Under The Contract.
●
The Indexed Accounts available under the Contract, each of which has its own Index, Indexed Term, Crediting Method, and Protection Method. The available Indexed Accounts are listed in Appendix A – Investment Options Available Under The Contract.
Different Crediting Methods and Protection Methods are available for your Indexed Accounts. We will credit positive, negative, or zero interest at the end of an Indexed Term to amounts allocated to an Indexed Account based, in part, on the performance of the Index. Interest is credited for any gain or deducted for any loss only on the End Date of an Indexed Segment. You could lose a significant portion of your investment if the Index declines in value.
The Protection Method you select determines the type of protection you will have for each Indexed Segment. For Indexed Accounts with Protection Level, the Protection Level is the portion of any negative Index performance that will not impact your Contract Value if you do not make any withdrawals until the End Date of the Indexed Segment. Your Contract Value will not be impacted up to the amount of the Protection Level you elect, and, after that, the Indexed Segment will be impacted for the remaining portion of the loss. For example, if the Index return is -15% and you have a 10% Protection Level, your Contract Value will not be impacted by the first 10% of negative Index performance and we will deduct 5% at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Protection Levels that protect you against losses of 10% to 100%.
For Indexed Accounts with a Dual Rate, if the Index performance is negative, your Performance Rate equals the Index performance plus the Dual Rate, which may result in either a negative or positive return. For example, if the Index return is -10% and you have a Dual Rate of 15%, we will credit 5% in interest at the end of the Indexed Term. If the Index return is -20% and you have a Dual Rate of 15%, we will deduct 5% in interest at the end of the Indexed Term. Any loss will reduce the amount of your investment in the Indexed Segments. The Contract offers Indexed Accounts with Dual Rates of 15%.
We will always make at least one Indexed Account available under this Contract, but we do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses.
The Crediting Method you select determines the Performance Rate for an Indexed Segment. Any applicable Crediting Method may limit the positive Index return used in calculating interest on the End Date of an Indexed Segment. Each Indexed Account will have either:
i)
a specified Performance Cap, which is the highest Performance Rate that we will credit. For example, if the Index return is 12%, and the Performance Cap is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
ii)
a Participation Rate, which is a specified percentage of positive Index performance. For example, if the Index return is 20%, and the Participation Rate is 90%, we will credit 18% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 18%;
iii)
a Performance Trigger Rate that provides a specified rate of return if the Index performance is zero or positive. For example, if the Index return is 12%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the

Indexed Segment, meaning your Segment Ending Value will increase by 4%. Alternatively, if the Index return is 1%, and the Performance Trigger Rate is 4%, we will credit 4% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 4%;
iv)
a Dual Performance Trigger Rate, which will either provide a specific rate of return if the Index performance is positive, zero or negative within the Protection Level or be added to the Index performance and the Protection Level if the Index performance is negative and beyond the Protection Level. For example, if the Index return is 12%, and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; if the Index return is 2% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 8%; or
v)
a Dual Rate, which will either provide a minimum rate of return if the Index performance is between zero and the Dual Rate, or will be added to the Index performance if the Index performance is negative. An Index Account with a Dual Rate will also have a Performance Cap, which is the highest Performance Rate that we will credit if the Index performance exceeds the Dual Rate. For example, if the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 50%; if the Index return is 4% and the Performance Cap is 50% and the Dual Rate is 15%, we will credit 15% in interest on the End Date of the Indexed Segment, meaning your Segment Ending Value will increase by 15%.
We guarantee a minimum declared crediting rate for each Indexed Account. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap below 10.00% on a Performance Cap Indexed Account, or below 15.00% on a Dual15 Plus Indexed Account. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%.
Annuity (Income) Phase. You can elect to annuitize your Contract and turn your Contract Value into a stream of income payments (sometimes called Annuity Payouts), at which time the accumulation phase of the Contract ends. These payments may continue for a set period of years, for as long as you live, or for the longer of the two. The payments may also be fixed or variable. Variable payments will vary based on the performance of the funds that you choose.
If you annuitize, your investments will be converted to income payments and you will no longer be able to choose to make withdrawals from your Contract. All benefits during the accumulation phase (including guaranteed minimum Death Benefits and living benefits) terminate upon annuitization.
Primary Features and Options of the Contract
Accessing your money. During the accumulation phase, you can surrender the Contract or withdraw part of the Contract Value. If you make an early withdrawal, you may have to pay you may have to pay taxes and a tax penalty if you are younger than 59½. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term. Additionally, if you surrender the Contract or withdraw from an Indexed Segment prior to its End Date, you will be subject to a Contract Adjustment based on the Interim Value.
Tax treatment. You can transfer money between Investment Options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are taxed only when: (1) you take a withdrawal or surrender; (2) you receive an income payment from the Contract; or (3) upon payment of a Death Benefit.
Death Benefits. Your Contract includes a Death Benefit that will be paid upon the death of either the Contractowner(s) or the Annuitant.
Other Benefits. For an additional fee, you may be able to purchase i4LIFE® Indexed Advantage, an optional Annuity Payout rider.
Additional Services. The additional services listed below are available under the Contract for no additional charge (unless otherwise indicated).
●
Automatic Withdrawal Service. Allows you to automatically take periodic withdrawals from your Contract.
●
Portfolio Rebalancing. Allows you to automatically reallocate your money among Subaccounts on a periodic basis based on your instructions.
●
Fees Associated with Fee-Based Financial Plans. You may provide authorization to have your advisory fees paid to your financial professional's investment firm from your Contract Value. Advisory fee withdrawals may not be treated as a distribution for federal tax purposes under certain conditions. Advisory fee withdrawals may not be available in all states, and certain firms may not allow withdrawals to pay advisory fees from your Contract Value. These payments will be treated as withdrawals from your Contract Value and may result in a significant reduction in your Death Benefit. Over time, withdrawals taken for the payment of advisory fees could significantly reduce your Contract Value. Please discuss deducting advisory fees from Contract Value with your financial professional prior to making any election.

Additionally, if you elect to pay a third-party advisory fee out of your Contract Value, this deduction may result in a negative Interim Value adjustment, reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax. See Death Benefits and Federal Tax Matters — Payment of Investment Advisory Fees.
Contract Adjustments
If you make any withdrawals, including the deduction of advisory fees, surrenders, or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be subject to a Contract Adjustment based on Interim Value. You could lose a significant amount of money due to Contract Adjustments based on Interim Values if amounts are removed from an Indexed Segment prior to the Segment End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Indexed Segment until the Segment End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of Index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value generally would be lower the earlier a withdrawal or surrender is made in a Term.

Important Information You Should Consider About the Lincoln Level Advantage® Advisory Variable and Index-linked Annuity Contract
	FEES, EXPENSES AND ADJUSTMENTS			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes:
If you remove Contract Value prior to the End Date of an Indexed Term, we will apply a
Contract Adjustment based on Interim Value, which could be negative, and you could lose up to 100% of your investment due to the Contract Adjustment. For example, if you allocate $100,000 to an Indexed Account and later withdraw the entire amount before the Indexed Term has ended, you could lose up to $100,000 of your investment. This loss will be greater (but never more than 100%) if you also make a deduction to pay a third-party advisory fee, or have to pay taxes, and tax penalties. Contract Adjustments are applied to withdrawals, surrenders, transfers, annuitizations and Death Benefit payments prior to the End Date of an Indexed Term.
●Fee Tables ●Charges and Adjustments ●Charges, Other Expenses, and Adjustments
Are There Transaction Charges?	No: The Contract does not impose any transaction charges.			●Fee Tables ●Charges and Adjustments ●Federal Tax Matters – Payment of Investment Advisory Fees
Are There Ongoing Fees and Expenses (annual charges)?
Yes:
Minimum and Maximum Annual Fee Table. The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your contract specifications page for information about the specific fees and expenses you will pay each year based on the options you have elected.
There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by the Company through the use of a Performance
Cap, Participation Rate, Performance Trigger Rate, or Dual Performance Trigger Rate.
This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
These implicit ongoing fees are not reflected in the tables below. The tables below describe the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees and expenses you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value or other assets of the Contractowner. If such charges were reflected, the ongoing fees and expenses would be higher. Additionally, in certain cases your Contract Value may be subject to a negative Interim Value adjustment.
●Fee Tables ●Fee Tables – Examples ●Charges and Adjustments
	Annual Fee	Minimum	Maximum
	Base Contract – Account Value Death Benefit	0.12%[1]	0.12%[1]
	Base Contract – Guarantee of Principal Death Benefit	0.30%[1]	0.30%[1]
	Fund fees and expenses	0.48%[2]	1.18%[2]
	Optional benefits available for an additional charge	0.40%[3]	0.40%[3]
1As a percentage of average Contract Value. These fees are not applied against Contract Value invested in the Indexed Accounts.
2As a percentage of fund net assets, before expense reimbursements or fee waiver arrangements.

	FEES, EXPENSES AND ADJUSTMENTS		Location in Prospectus
3As a percentage of average Account Value in the Subaccounts and the Indexed Accounts.

Lowest and Highest Annual Cost Table. Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Contract Adjustments that substantially increase costs.

	Lowest Annual Cost: $726	Highest Annual Cost: $2,201
	Assumes:	Assumes:

●Investment of $100,000 (to the
Subaccounts only)
●5% annual appreciation
●Least expensive fund fees and
expenses
●No optional benefits
●No additional Purchase Payments,
transfers, or withdrawals
●No sales charges or advisory fees

●Investment of $100,000 (to the
Subaccounts only)
●5% annual appreciation
●Most expensive combination of
optional benefits, fund fees and
expenses
●No additional Purchase Payments,
transfers, or withdrawals
●No sales charges or advisory fees

	RISKS		Location in Prospectus
Is There a Risk of Loss From Poor Performance?
Yes:
●You can lose money by investing in the VAA portion of this Contract (the
Subaccounts), including loss of principal.
●You can lose money by investing in the Indexed Accounts of this Contract. Your investments in the Indexed Account are subject to all losses in excess of the
Protection Method you choose including any loss experienced from a negative Index performance. Under extreme circumstances, you could lose up to 90% of your investment in an Indexed Account with a 10% Protection Level, 85% of your investment in an Indexed Account with a 15% Protection Level or 15% Dual Rate, up to 80% of your investment in an Indexed Account with a 20% Protection Level, up to 75% of your investment in an Indexed Account with a 25% Protection Level, and up to 70% of your investment in an Indexed Account with a 30% Protection
Level. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.
●An Interim Value is calculated if an early withdrawal is taken prior to the end of an
Indexed Term. The Interim Value formula may result in a loss even if the Index Value at the time of the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Principal Risks of Investing in the Contract ●Investments of the Variable Annuity Account

	RISKS	Location in Prospectus
Is This a Short- Term Investment?
No:
●This Contract is not designed for short-term investing and is not appropriate for the investor who needs ready access to cash.
●Indexed interest will only be credited to an Indexed Account at the end of an Indexed
Term. No interest will be credited to funds withdrawn or surrendered before the end of an Indexed Term.
●A surrender or withdrawal taken prior to the end of an Indexed Term may result in a negative Contract Adjustment based on the Interim Value and loss of positive Index performance. The Interim Value formula may result in a loss even if the Index Value at the time the withdrawal is higher than the Index Value at the beginning of the
Indexed Term.
●Surrenders and withdrawals are subject to ordinary income tax and may be subject to tax penalties.
●At the end of an Indexed Term, you may reallocate the Indexed Segment Maturity
Value to any available Indexed Account as long as the reallocation request is received on or before the Indexed Anniversary Date. If we do not hear from you by the end of the Indexed Term, we will reallocate your Segment Maturity Value into a new Indexed
Segment with the same Crediting Method, Indexed Term, Index and Protection
Method, if available. A new rate will apply based on the Indexed Segment you select.
If the same type of Indexed Segment is not available, your Segment Maturity Value will be moved to the LVIP PIMCO Low Duration Bond Fund and will not be eligible for reallocation into another Indexed Account until the next Indexed Anniversary Date.
●Fee Tables ●Principal Risks of Investing in the Contract ●Charges and Adjustments ●Surrenders and Withdrawals

	RISKS	Location in Prospectus
What are the Risks Associated With the Investment Options?
●An investment in this Contract is subject to the risk of poor investment performance of the Subaccounts and Indexed Accounts you choose. Performance can vary depending on the performance of the mutual funds underlying the Separate Accounts and the Indexes linked to the Indexed Accounts.
●Each Subaccount and Indexed Account has its own unique risks and you should review the available Investment Options before making an investment decision.
●For the Indexed Accounts, the Crediting Method you select may limit positive
(upside) Index returns. This may result in you earning less than the Index return.
For example:
●If the Indexed Account has a Performance Cap, and the Index return is 12% and the Performance Cap is 10%, we will credit 10% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Participation Rate, and the Index return is 20% and the Participation Rate is 90%, we will credit 18% in interest at the end of the
Indexed Term.
●If the Indexed Account has a Performance Trigger Rate, and the Index return is
12% and the Performance Trigger Rate is 10%, we will credit 10% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Performance Trigger Rate, and the Index return is 12% and the Dual Performance Trigger Rate is 8%, we will credit 8% in interest at the end of the Indexed Term.
●If the Indexed Account has a Dual Rate and Performance Cap, and the Index return is 60%, and the Performance Cap is 50%, we will credit 50% in interest at the end of the Indexed Term.
●While an Indexed Account with Dual Performance Trigger Rate or Dual Plus may provide for a positive Performance Rate even in the event of a negative Index performance, there is no guarantee of investment gain. Negative Index performance may result in significant loss.
●The Protection Level will limit negative (downside) Index returns. For example, if the
Index return is -25% and the Protection Level is 10%, we will deduct 15% (the amount that exceeds the Protection Level) at the end of the Indexed Term.
●The Dual Rate will limit negative (downside) Index returns. For example, if the Index return is -25% and the Dual Rate is 15%, we will deduct 10% at the end of the
Indexed Term.
●Each Index is a “price return Index,” not a “total return Index”, and does not, therefore, reflect dividends paid on the underlying securities. This will cause the
Index to underperform a direct investment in the securities composing the Index.
This will reduce the Index return and will cause the Index to underperform a direct investment in the securities composing the Index.
●Principal Risks of Investing in the Contract ●Investments of the Variable Annuity Account ●Appendix A – Investment Options Available Under the Contract
What are the Risks Related to the Insurance Company?
●An investment in the Contract is subject to the risks related to Lincoln Life. Any obligations, guarantees, or benefits of the Contract are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about Lincoln Life, including our financial strength ratings, is available upon request by calling 1-877-737-6872 or visiting
www.LincolnFinancial.com.
●Each Index’s returns do not include any dividends or other distributions declared by the companies included in the Index and will cause the Index to underperform a direct investment in the companies included in the Index.
●Principal Risks of Investing in the Contract

	RESTRICTIONS	Location in Prospectus
Are There Restrictions on the Investment Options?
Yes:
●Not all Investment Options may be available under your Contract.
●The frequency of transfers between Investment Options is restricted. There are also restrictions on the minimum amount that may be transferred from a variable
Subaccount.
●We reserve the right to remove or substitute any Subaccounts or Indexed Accounts as Investment Options that are available under the Contract.
●You are generally restricted to no more than 12 transfers between Investment
Options per Contract Year.
●You cannot reallocate from an Indexed Account to another Indexed Account except on an Indexed Anniversary. If you transfer from an Indexed Account to a variable
Subaccount and it is not at the end of the Indexed Term, any such transfer will be based on the Interim Value of the Indexed Account. If you do not want to remain invested in an Indexed Account until the end of the Indexed Term, your only options are to make withdrawals out of the Indexed Accounts, transfer to a variable
Subaccount or surrender the Contract. The amount you would receive or transfer would be based on the Interim Value.
●All Indexed Segments must begin on the Indexed Anniversary Date. All future
Indexed Terms must begin on the same Indexed Anniversary Date. This means that after the initial Indexed Segment is created, you can only allocate future Purchase
Payments or market transfers of Contract Value to the Indexed Accounts one time a year. If you have more than one 3-Year or 6-Year Term Indexed Segment in effect at any time, Indexed Terms of the same term length must have the same Start Date.
●We determine and provide the available Indexed Accounts and applicable rates for the
Crediting Methods of each Indexed Segment at least 5 business days in advance of the Indexed Anniversary Date. We may not offer new Indexed Segments for the
Indexed Accounts or we may change the features of an Indexed Account from one
Indexed Term to the next, including the Index and the current limits on Index gains and losses. Therefore, an Indexed Account may not be available for you to reallocate your Contract Value on an Indexed Anniversary Date.
●We have the right to substitute an alternative Index prior to the End Date of an
Indexed Term if an Index is discontinued; we are engaged in a contractual dispute with the Index provider; we determine that our use of an Index should be discontinued because, for example, changes to the Index make it impractical or expensive to purchase securities or derivatives to hedge the Index; there is a substantial change in the calculation of an Index, resulting in significantly different values and performance; or for a legal reason we cannot offer the Index. If we substitute an Index for an existing Indexed Segment, we will not change the Crediting
Method or Protection Method for the Indexed Term. We will attempt to choose a new
Index that has a similar investment objective and risk profile to the existing Index.
●The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold.
●We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of
Contractowners. New or substitute funds may have different fees and expenses and may only be offered to certain classes of Contractowners. Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments, or
Contract Value, or both, at any time in our sole discretion. In addition, a Subaccount may become unavailable due to the liquidation of its underlying fund portfolio.
●If you elect to pay third-party advisory fees out of your Contract Value, this deduction may reduce the Death Benefit(s) and other guaranteed benefits, and may be subject to federal and state income taxes and a 10% federal penalty tax.

●Principal Risks
of Investing in
the Contract
●Investments of
the Variable
Annuity
Account
●Federal Tax
Matters –
Payment of
Investment
Advisory Fees
●Appendix A –
Investment
Options
Available
Under the
Contract
●Appendix C -
Broker-Dealer
Material
Variations

	RESTRICTIONS	Location in Prospectus
Are There any Restrictions on Contract Benefits?
Yes:
●i4LIFE® Indexed Advantage:
●A minimum level of Contract Value is required to elect.
●Only available with Indexed Accounts with 1-year Indexed Terms.
●Must be elected at the time of issue or on any Indexed Anniversary Date.
●Withdrawals will reduce the Death Benefit.
●The Contract will terminate when any Death Benefit is paid due to the death of the
Annuitant.
●Benefits availability may vary by state of issue or selling broker-dealer. All variations, if material, will be disclosed in the prospectus.
●Benefits Available Under the Contract ●i4LIFE® Indexed Advantage ●Appendix C - Broker-Dealer Material Variations
	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
●If you purchase the Contract through a tax-qualified plan or IRA, you do not get any additional tax benefit under the Contract.
●Earnings on your Contract may be taxed at ordinary income tax rates when you withdraw them, and you may have to pay a penalty if you take a withdrawal before age 59½.
●Federal Tax Matters
	CONFLICTS OF INTEREST	Location in Prospectus
How are Investment Professionals Compensated?
●Your financial professional may receive compensation for selling this Contract to you, both in the form of commissions and because we may share the revenue it earns with the professional’s firm. (Your investment professional may be your broker-
dealer, investment adviser, insurance agent, or someone else).
●This potential conflict of interest may influence your investment professional to recommend this Contract over another investment.
●Distribution of the Contracts
Should I Exchange My Contract?
●If you already own a contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you currently own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
●The Contracts – Replacement of Existing Insurance

Benefits Available Under the Contract
The following tables summarize information about the benefits available under the Contract. A detailed description of each benefit is available in the prospectus.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Account Value Death Benefit	Provides a Death Benefit equal to the Contract Value.	●0.10% (as a percentage of average Contract Value in the Subaccounts)	●Poor investment performance could significantly reduce the benefit. ●Withdrawals (including the deduction of advisory fees) could significantly reduce the benefit.
Portfolio Rebalancing	Allows you to automatically reallocate your Contract Value among the Subaccounts on a periodic basis based on your standing allocation instructions.	None	●Not available for the portion of Contract Value held in the Indexed Accounts.
Automatic Withdrawal Service	Allows you to take periodic withdrawals from your Contract automatically.	None	●Not available when i4LIFE® Indexed Advantage is in effect. ●The deduction of advisory fees will impact your Contract Value.
Advisory Fee Withdrawals	Allows you to take withdrawals from your Contract to pay the advisory fees.	None
●May not be available in all states or
through all broker-dealers.
●The deduction of advisory fees from
Contract Value may reduce the Death
Benefit and other guaranteed benefits
(unless the requirements listed above are
met), and may be subject to federal and
state income taxes and a 10% federal
penalty tax.

Optional Benefits – Available for Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions / Limitations
Guarantee of Principal Death Benefit	Provides a Death Benefit equal to the greater of (1) Contract Value; (2) all Purchase Payments, adjusted for withdrawals.	●0.30% (as a percentage of average Contract Value in the Subaccounts)	●Withdrawals could significantly reduce the benefit.
i4LIFE® Indexed Advantage	Provides: ●Variable periodic income payments for life. ●The ability to make additional withdrawals and surrender the Contract during the Access Period.	●0.40% in addition to your base contract expense, if any	●Withdrawals could significantly reduce or terminate the benefit. ●Restrictions apply to the length of the Access Period. ●Additional Purchase Payments may be subject to restrictions.
Buying the Contract
This Contract is issued as part of a Fee-Based Financial Plan. A Fee-Based Financial Plan generally refers to a wrap account, managed account or other investment program whereby an investment firm/professional offers asset allocation and/or investment advice for a fee. Such programs can be offered by broker-dealers, banks and registered investment advisers, trust companies and other firms. Under this arrangement, the Contractowner pays the investment firm/professional directly for services. You may be able to pay this fee by taking advisory fee withdrawals from your Contract Value. If you elect to pay third-party advisory fees out of your Contract Value, each deduction will be treated as a withdrawal and will reduce your Death Benefit. In addition, each deduction will be treated as an early withdrawal and may be subject to a negative Contract Adjustment and may be subject to federal and state income taxes and a 10% federal penalty tax. See Federal Tax Matters – Payment of Investment Advisory Fees.

If you wish to purchase a Contract, you must apply for it through a financial professional authorized by us. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a Contract is prepared and executed by our legally authorized officers. The Contract (and a statement confirming your investments) is then sent to you either directly or through your financial professional. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
Purchase Payments – Investing in the Contract
You may make Purchase Payments to the Contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $25,000. Please check with your financial professional about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the Contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
You must obtain our approval for Purchase Payments totaling $1 million or more. This amount takes into consideration the total Purchase Payments for all existing Lincoln Level Advantage®, Lincoln Level Advantage 2® and Lincoln Level Advantage 2 IncomeSM contracts for the same Contractowner, joint owner, and/or Annuitant. At the Company’s discretion, this amount may consider total Purchase Payments for all annuity contracts issued by the Company (or its affiliates) for the same Contractowner, joint owner, and/or Annuitant.
If you stop making Purchase Payments, the Contract will remain in force, however, we may terminate the Contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the Contract, or the death of the Contractowner, whichever comes first.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the Contract.
These restrictions and limitations will limit your ability to increase your Contract Value (or Account Value under i4LIFE® Indexed Advantage) by making additional Purchase Payments to the Contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the Contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under i4LIFE® Indexed Advantage) by making additional Purchase Payments over a long period of time.
Making Withdrawals: Accessing the Money in Your Contract
Before the Annuity Commencement Date – During the Accumulation (Savings) Phase
You can access the money in your Contract by making a withdrawal, which will reduce the value of your Contract (including the amount of the death benefit). You may withdraw all or a portion of the Contract Value (minus applicable charges and other adjustments, discussed below). However, withdrawing the entire cash value of your Contract will terminate your Contract.
Before the Annuity Commencement Date, you can completely surrender the Contract or withdraw part of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may also be made by telephone or our website, subject to certain restrictions. All surrenders and withdrawals must be made in accordance with the rules discussed in the prospectus. The amount available upon surrender or withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender or withdrawal is received in Good Order at the Home Office.
If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), we will process the request from the Interim Value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office at market close, we will process the request using the Interim Value computed on the next Valuation Date.
The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made proportionately in the following order:
1.
proportionately from all Subaccounts within the VAA, until exhausted; then
2.
the transfer account; then
3.
proportionately from all Indexed Accounts.
Withdrawals are taken from the Contractowner’s own money and may have a negative impact on the value of the options living benefits and on certain Death Benefits offered under your Contract.

There are tax consequences for surrenders and withdrawals.
There are limitations associated with taking money out of the Contract, including the following:
Limitations on withdrawal amounts	●The minimum withdrawal amount is $300.
Negative impact on benefits and guarantees of your Contract	●A withdrawal may reduce the value of or even terminate certain benefits.
Internal Revenue Code or Retirement Plan	●Depending on the circumstances, the Internal Revenue Code or your retirement plan may restrict your ability to take withdrawals.

After the Annuity Commencement Date – During the Annuity (Income) Phase
After the Annuity Commencement Date, you will receive payments under the annuity payment option you select, but generally you may not take any other withdrawals or surrender your Contract. Surrender or withdrawal rights after the Annuity Commencement Date, if any, depend on the Annuity Payout option selected.
Additional Information About Fees
Fee Tables
The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and surrendering or making withdrawals from Investment Options or from the Contract. Please refer to your Contract Specifications page for information about the specific fees you will pay each year based on the options you have elected. These charges do not reflect any advisory fees paid to a financial intermediary from Contract Value or other assets of the Contractowner. If such charges were reflected, the ongoing fees and expenses would be higher.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from an Investment Option or from the Contract. State premium taxes may also be deducted.

TRANSACTION EXPENSES

There are no sales charges, deferred sales charges, or surrender charges associated with this Contract.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an Indexed Account or from the Contract before the expiration of an Indexed Term.

ADJUSTMENTS

Contract Adjustment (Interim Value) Maximum Potential Loss (as a percentage of Contract Value at the start of an Indexed Term)[1]	100%
1
If you make any withdrawals (including advisory fees), surrender or terminate your Contract, reallocate Contract Value from an Indexed Segment, annuitize your Contract or upon payment of a Death Benefit from an Indexed Segment on any date prior to the Segment End Date, your Contract Value in the Indexed Segment will be its Interim Value. The Interim Value calculation is designed to represent the fair value of the Indexed Segment on each business day, taking into account the potential gain or loss of the applicable Index at the end of the Indexed Term, including the impacts of the Crediting Method or Protection Method you have chosen. The calculation is also designed to reflect the change in fair value due to economic factors, including, but not limited to, the impact of market rates, volatility, and correlation (if applicable) of the investment instruments supporting the Contract. The Interim Value is based on this calculation and not the actual value of any underlying investments or the current value of any Index. The maximum loss would occur if there is a total distribution for an Indexed Segment at a time when the Index Value has declined to zero or close to zero.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses). If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES

Base Contract Expenses (as a percentage of average Contract Value in the Subaccounts)[1,2]
Account Value Death Benefit	0.10%
Guarantee of Principal Death Benefit	0.30%
Optional Benefit Expenses
i4LIFE® Indexed Advantage:[3]
Guaranteed Maximum and Current Annual Charge	0.40%
In addition to the fees described above, we limit the amount you can earn on Indexed Accounts. This means your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.
1
The base contract expense is 0.10% after the Annuity Commencement Date. These expenses do not apply to Contract Value invested in the Indexed Accounts.
2
Each base contract expense includes an administrative charge of 0.10%.
3
The i4LIFE® Indexed Advantage charge will be deducted from your Account Value on each rider anniversary. See Charges and Adjustments – i4LIFE® Indexed Advantage Charge for more information. During the Lifetime Income Period, the mortality and expense risk and administrative charge for the variable payments will be 1.50%.
The next item shows the minimum and maximum total annual operating expenses charged by the funds underlying the Subaccounts that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of funds available under the Contract, including their annual expenses, may be found in an appendix to this prospectus. See Appendix A – Investment Options Available Under the Contract.
Annual Fund Expenses	Minimum	Maximum
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses before any fee waivers or expense reimbursements.	0.48%	1.18%
Expenses that are deducted from the fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses after any fee waivers or expense reimbursements.[1]	0.48	1.18
1
Any fee waivers or expense reimbursements will remain in effect until at least April 30, 2027, and can only be terminated early with approval by the fund’s board of directors. These expenses do not apply to Contract Value invested in the Indexed Accounts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the Subaccounts with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual contract expenses, and fund fees and expenses.
The Example assumes all Contract Value is allocated to the Subaccounts. The Example does not reflect the Contract Adjustment. Your costs could differ from those shown below if you invest in Indexed Accounts.
The Example assumes that you invest $100,000 in the Subaccounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds, and that i4LIFE® Indexed Advantage with the Guarantee of Principal Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,909	$5,908	$10,160	$22,008
2) If you annuitize or do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,909	$5,908	$10,160	$22,008

The Example assumes that you invest $100,000 in the Subaccounts for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds, and that the Guarantee of Principal Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1) If you surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,506	$4,679	$8,079	$17,683
2) If you annuitize or do not surrender your Contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,506	$4,679	$8,079	$17,683

Appendix A — Investment Options Available Under The Contract
Variable Options
The following is a list of funds currently available under the Contract. More information about the funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at www.lfg.com/VAprospectus. You can also request this information and current fund performance at no cost by calling 1-877-737-6872 or by sending an email request to CustServSupportTeam@lfg.com. Current performance of the Subaccounts can be found at www.lfg.com/VAprospectus.
The current expenses and performance information below reflects fees and expenses of the Fund, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
High total return (including income and capital gains) consistent with preservation of capital over the long term.	American Funds® IS Asset Allocation Fund - Class 4 advised by Capital Research and Management Company	0.79%	15.59%	8.70%	9.50%
Growth of capital.	American Funds® IS Growth Fund - Class 4 advised by Capital Research and Management Company	0.83%	19.93%	13.09%	17.67%
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Service Class 2	0.80%	11.49%	9.83%	10.31%
To provide capital appreciation.	First Trust Capital Strength Portfolio - Class I	1.10%	5.70%	7.07%	N/A
To provide total return by allocating among dividend-paying stocks and investment grade bonds.	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I5	1.18%	5.30%	3.98%	6.68%
Long-term capital appreciation; preservation of capital is also an important consideration.	Franklin Rising Dividends VIP Fund - Class 4	0.99%	11.66%	9.38%	11.98%
High total investment return.	LVIP BlackRock Global Allocation Fund - Service Class advised by Lincoln Financial Investments Corporation	0.97%[2]	18.41%	5.84%	N/A
Current income while maintaining a stable value of the investors' shares and preserving the value of the investors' initial investment.	LVIP Government Money Market Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	3.71%	2.79%	1.70%
To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	LVIP JPMorgan Core Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.71%	7.15%	-0.29%	1.85%
Capital appreciation.	LVIP MFS Value Fund - Service Class advised by Lincoln Financial Investments Corporation	0.86%[2]	12.78%	9.72%	9.82%
To seek a high level of current income consistent with preservation of capital.	LVIP PIMCO Low Duration Bond Fund - Service Class advised by Lincoln Financial Investments Corporation	0.85%[2]	5.21%	1.65%	1.99%

Investment Objective	Fund and Adviser/Sub-adviser[1]	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.	LVIP State Street International Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	30.85%	8.39%	7.73%
To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	LVIP State Street S&P 500 Index Fund - Service Class[3] advised by Lincoln Financial Investments Corporation	0.48%	17.30%	13.88%	14.26%
To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.	LVIP State Street Small-Cap Index Fund - Service Class advised by Lincoln Financial Investments Corporation	0.63%[2]	12.18%	5.47%	8.90%
1
The name of the adviser or sub-adviser is not listed if the name is incorporated into the name of the fund or the fund company.
2
This fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this fund’s annual expenses reflect temporary expense reductions. See the fund prospectus for additional information.
3
Investments in Macquarie VIP Series, Macquarie Funds, LVIP Macquarie Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
4
The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (SPDJI) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s®, S&P®, S&P GSCI® and S&P 500® are registered trademarks of S&P Global, Inc. or its affiliates (S&P) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones). The trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have liability for any errors, omissions, or interruptions of the Index.
5
Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
6
Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
Indexed Accounts
The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Accounts and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to the current limits on Index gains. Information about current limits on Index gains is available at www.lfg.com/llarates.
Note: If amounts are removed from an Indexed Account before the end of its Indexed Term, we will apply a Contract Adjustment based on Interim Value. This may result in significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the Indexed Segment until the end of the Indexed Term. See Indexed Accounts – Interim Value in the prospectus for additional details.
The availability of Indexed Accounts may vary depending on the broker-dealer through which the Contract is sold. See Appendix C — Broker-Dealer Material Variations.
Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Cap
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to Point	15% Protection Level	1.00% Performance Cap

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	20% Protection Level	1.00% Performance Cap
S&P 500® Price Return Index[1,2]	Market Index	1-Year	Point-to-Point	100% Protection Level	0.10% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	1-Year	Point-to-Point	15% Protection Level	1.00% Performance Cap
MSCI EAFE Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Cap
Nasdaq-100 Index®1	Market Index	1-Year	Point-to-Point	15% Protection Level	1.00% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20% Protection Level	10.00% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30% Protection Level	10.00% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	20% Protection Level	10.00% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	30% Protection Level	10.00% Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Point-to-Point	20% Protection Level	10.00% Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Point-to-Point	30% Protection Level	10.00% Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	6-Year	Point-to-Point	20% Protection Level	10.00% Performance Cap
S&P 500® Price Return Index[1]	Market Index	3-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
Capital Strength Net Fee IndexSM 1, 3	Market Index	3-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
First Trust American Leadership IndexTM 1, 3	Market Index	3-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
First Trust American Leadership IndexTM1, 3	Market Index	6-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
MSCI EAFE Index[1]	Market Index	6-Year	Point-to-Point	10% Protection Level	15.00% Participation Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Trigger Rate

Index	Type of Index	Term Duration	Index Crediting Methodology	Protection Method and Amount of Protection	Guaranteed Minimum Declared Crediting Method Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	15% Protection Level	1.00% Performance Trigger Rate
Nasdaq-100® Index[1]	Market Index	1-Year	Point-to-Point	15% Protection Level	1.00% Performance Trigger Rate
First Trust American Leadership IndexTM 1, 3	Exchange Traded Fund	1-Year	Point-to-Point	10% Protection Level	1.00% Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Dual Performance Trigger Rate
Russell 2000® Price Return Index[1]	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Dual Performance Trigger Rate
Capital Strength Net Fee IndexSM 1, 3	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Dual Performance Trigger Rate
First Trust American Leadership IndexTM 1, 3	Market Index	1-Year	Point-to-Point	10% Protection Level	1.00% Dual Performance Trigger Rate
S&P 500® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.00% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.00% Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.00% Performance Cap
First Trust American Leadership IndexTM 1, 3	Market Index	6-Year	Point-to-Point	15% Dual Plus	15.00% Performance Cap
S&P 500® Price Return Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	1.00% Performance Cap
Russell 2000® Price Return Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	1.00% Performance Cap
Capital Strength Net Fee IndexSM 1, 3	Market Index	6-Year	Annual Lock	10% Protection Level	1.00% Performance Cap
MSCI EAFE Index[1]	Market Index	6-Year	Annual Lock	10% Protection Level	1.00% Performance Cap
1 The Index is a “price return Index,” not a “total return Index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and may cause the Index to underperform a direct investment in the securities composing the Index.
2 This Indexed Account provides total protection from Index losses at the end of the Indexed Term.
3 The Index deducts fees and costs when calculating Index performance which will reduce the Index return and cause each Index to underperform a direct investment in the securities composing the Index.
Each Indexed Account’s limit on Index losses is guaranteed not to change for as long as that Indexed Account remains available under the Contract. We will not offer a 1-Year Indexed Account with a Performance Cap, Performance Trigger Rate, or Dual Performance Trigger Rate below 1.00% (except in the case of the 100% Protection Level, which has a minimum Performance Cap of 0.10%) or a 6-Year Annual Lock Indexed Account with a Performance Cap below 1.00%. We will not offer a 6-Year Performance Cap below 10.00% on a Performance Cap Indexed Account, or below 15.00% on a Dual15 Plus Indexed Account. We will not offer a 3-Year or 6-Year Participation Rate Indexed Account with a Participation Rate below 15.00%. However, we reserve the right to add and remove Indexed Accounts and to offer Indexed Accounts with different Crediting Methods or Protection Methods. As such, the limits on Index loss offered under the Contract may change from one Indexed Term to the next. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses. See Indexed Accounts in the prospectus for additional details.

This initial summary prospectus incorporates by reference the prospectus and Statement of Additional Information (SAI) for the Contract, both dated May 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the prospectus.

SEC File Nos.:
333-222786; 811-08517
333-273746
EDGAR Contract Identifier:
C000199853;
C000260280